UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2013

L3 CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-178482	300693512
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

52 Grand View Lane
Bellingham, WA   98229
(Address of principal executive office)

(360) 393-4190
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certify Accountant.

On May 2, 2013, Weinberg & Baer LLC of Baltimore, Maryland (“Weinberg & Baer LLC”) resigned as L3 Corp. (the Company”)’s independent registered public accounting firm.

During the period from July 5, 2011 (Inception) to December 31, 2012, Weinberg & Baer LLC’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the year ended December 31, 2012 and its Form S-1 for the period ended October 30, 2011 included a going concern qualification.

During the period from Inception on July 5, 2011 to December 31, 2011 and the year ended December 31, 2012 and the subsequent period through May 2, 2013 , (i) there were no disagreements between the Company and Weinberg & Baer LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Weinberg & Baer LLC would have caused Weinberg & Baer LLC to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On May 23 , 2012, the Company provided Weinberg & Baer LLC with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K /A , and has requested that Weinberg & Baer LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.   A copy of the letter, dated May 23 , 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K /A .

On April 30, 2013, the Company engaged MaloneBailey, LLP of Houston, Texas (“MaloneBailey”) as its independent registered public accounting firm for the Company’s quarter ending March 31, 2013.   The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 30, 2013.

During the period from Inception on July 5, 2011 to December 31, 2011 and the year ended December 31, 2012 and the subsequent period through April 30, 2013 , the Company did not consult with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description

16.1	Letter from Weinberg & Baer LLC dated May 2 3 , 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 CORP.

Date: May 2 3 , 2013	By:	/s/ Kent Ausburn
Kent Ausburn
CEO, CFO, Secretary, Treasurer and Director